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                                                                    EXHIBIT 10.7


                           BORROWER PLEDGE AGREEMENT


     PLEDGE AGREEMENT, dated as of December 10, 1996, made by GENCOR INDUSTRIES, INC. (the "Borrower") in favor of CREDIT LYONNAIS NEW YORK BRANCH, as agent (in such capacity, the "Agent") for the Issuing Bank (as defined below) and the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of December 10, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Agent and the Lenders.

                                R E C I T A L S
                                ----------------

     WHEREAS, the Lenders have severally agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit in favor of the Borrower and the Foreign Subsidiaries (as defined in the Credit Agreement) upon the terms and subject to the conditions set forth in the Credit Agreement;

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make any Loans to the Borrower, and it is a condition precedent to the obligation of the Issuing Bank to issue any Letters of Credit to the Borrower or any of its Foreign Subsidiaries, that the Borrower guarantee payment and performance of all of the Foreign Subsidiary Obligations (as defined in the Credit Agreement);

     WHEREAS, in satisfaction of such condition, the Borrower has agreed to guarantee payment and performance of all of the Foreign Subsidiary Obligations and liabilities under the Credit Agreement and the other Loan Documents pursuant to Section 4.10 of the Credit Agreement; and

     WHEREAS, it is a further condition precedent to the obligation of the Lenders to make any Loans to the Borrower, and it is a further condition precedent to the obligation of the Issuing Bank to issue any Letters of Credit to the Borrower or any of its Foreign Subsidiaries, that the Borrower shall have executed and delivered this Agreement to the Agent, for the ratable benefit of the Banks, to secure payment and performance of all of the Borrower's obligations and liabilities under the Credit Agreement and the other Loan Documents.

                               A G R E E M E N T

     NOW, THEREFORE, to induce (i) the Agent and the Banks to enter into the Credit Agreement, (ii) the Lenders to make Loans to the Borrower, and (iii) the Issuing Bank to issue Letters of Credit to the Borrower and its Foreign Subsidiaries, the Borrower hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

     1. Defined Terms. (a) Unless otherwise defined in this Agreement, capitalized terms shall have the meanings given to them in the Credit Agreement.

                (b)  The following terms shall have the following meanings:

        "Agreement": this Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

        "Code": the Uniform Commercial Code from time to time in effect in the State of New York.
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        "Collateral":  the Pledged Collateral and all Proceeds thereof.

        "Collateral Account": any bank or other account established to hold money Proceeds, maintained under the sole dominion and control of, and on terms and conditions satisfactory to, the Agent, subject to withdrawal by the Agent, for the account of the Banks, and the Borrower as provided in subsection 8(a) and Section 15 of this Agreement.

        "Domestic Issuer": as of any date, (i) each corporation, partnership or other non-governmental entity (including, but not limited to, all of the Borrower's Subsidiaries and other Affiliates) incorporated or organized under the laws of any state or other jurisdiction of the United States of America that has issued any equity, debt and/or other securities that are beneficially owned by the Borrower, and (ii) any government (including, but not limited to, the government of the United States of America and any state or other jurisdiction thereof) and any political subdivision or agency thereof that has issued debt or other securities that are beneficially owned by the Borrower.

        "Excluded Stock": all of the outstanding shares of Capital Stock listed on Schedule 3 to this Agreement, which shall include (a) the shares of
        ----------
     capital stock of each Foreign Subsidiary that, if pledged to the Agent at such time pursuant to this Agreement, would cause the undistributed earning of such Foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to the any parent company of such Foreign Subsidiary for U.S. federal income tax purposes; provided, however, that if any shares of capital stock of a Foreign Subsidiary may subsequently be pledged to the Agent without being treated as a deemed dividend, such shares shall no longer be Excluded Shares, in which case
     Schedule 2 and Schedule 3 to this Agreement shall be promptly amended to
     ----------     ----------
     reflect such change and (b) the shares of capital stock of each of the Inactive Subsidiaries; provided, however, that if such Inactive Subsidiary is not dissolved within 90 days of the Closing Date, the Borrower shall promptly deliver to the Agent, for the ratable benefit of the Banks, the shares of such Inactive Subsidiary, in which case Schedule 1 and Schedule 3
                                                       ----------     ----------
     to this Agreement shall be promptly amended to reflect such change.

        "Foreign Issuer": as of any date, any corporation, partnership, government (and any political subdivision or agency thereof) or entity other than a Domestic Issuer that has issued equity, debt and/or any other security that is beneficially owned by the Borrower.

        "Issuers": the collective reference to the Domestic Issuers and the Foreign Issuers; individually each an "Issuer."

        "Notes": all promissory notes, instruments, certificates, chattel paper and all other writings that evidence or represent any claim of any nature whatsoever of the Borrower against any Person, including, without limitation, certificates of deposit, government securities, notes, debentures and all other debt securities.

        "Obligations": the collective reference to the unpaid principal of, and the accrued and unpaid interest on, the Loans and all other obligations and liabilities of the Borrower to the Agent and the Banks (including, without limitation, all of the Borrower's obligations and liabilities under Sections 4 and 5 of the Credit Agreement and the Borrower's liability for all interest that accrues after the maturity of the Loans and all interest that accrues after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating the Borrower whether or not a claim for


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     post-filing or post petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, the Credit Agreement, any other Loan Document, any Interest Rate Agreement entered into by the Borrower with any Bank pursuant to the Credit Agreement or any other document made, delivered or given in connection with the Credit Agreement, any other Loan Document or any such Interest Rate Agreement, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent and the Banks that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement, this Agreement, any other Loan Document or any Interest Rate Agreement entered into by the Borrower with any Bank pursuant to the Credit Agreement or any other document made, delivered or given in connection with the Credit Agreement, any other Loan Document or any such Interest Rate Agreement).

        "Pledged Collateral": the Pledged Stock and the Pledged Notes.

        "Pledged Notes": all of the Notes owned or acquired by the Borrower at any time prior to the termination of this Agreement.

        "Pledged Stock": all shares of Capital Stock (other than Excluded Stock) owned or acquired by the Borrower at any time prior to the termination of this Agreement.

        "Proceeds": all "proceeds" (as such term is defined in Article 9 of the Code) of the Pledged Collateral and, in any event, shall include, without limitation, all dividends, interest and all other income from the Pledged Collateral, collections thereon or distributions with respect thereto, and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Pledged Collateral.

        "Securities Act": the Securities Act of 1933, as amended.

                (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.

                (d) The meanings given to terms defined in this Agreement shall be equally applicable to both the singular and plural forms of such terms.

        2. Pledge; Grant of Security Interest. (a) Subject to Section 2(b) of this Agreement, the Borrower hereby delivers to the Agent, for the ratable benefit of the Banks, all the Pledged Collateral and the Borrower hereby grants to the Agent, for the ratable benefit of the Banks, a valid first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when and as due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. In the event that the Borrower acquires or otherwise obtains any Pledged Collateral after the Closing Date, the Borrower shall promptly (but in no event later than two (2) Business Days after receipt) deliver such Pledged Collateral to the Agent, for the ratable benefit of the Banks.

                (b) In the event that a valid first priority security interest in the Capital Stock of any Foreign Subsidiary cannot be granted to the Agent, for the ratable benefit of the Banks, under any applicable foreign laws by physical delivery of such Capital Stock to the Agent, the Borrower shall take all actions that are necessary or desirable under applicable law to grant a valid first priority security interest in such Capital Stock to the Agent, for the ratable benefit of the Banks.

        3. Stock and Other Powers. The Borrower agrees that at any time and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver, or cause to be executed and delivered, all stock and bond powers, proxies, assignments, instruments and documents and take all further action, that the Agent determines is reasonably necessary or desirable to perfect any security interest granted or purported to be granted by this Agreement or to enable the Agent, for the ratable benefit of the Banks, to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral and to carry out the provisions and purposes of this Agreement. In the event that the Borrower is unable to subdivide the stock certificates representing the Capital Stock of a Foreign Issuer in such a manner that only stock certificates representing Pledged Stock are delivered to the Agent, for the ratable benefit of the Banks, then the Borrower may deliver to the Agent, for the ratable benefit of the Banks, stock certificates that represent both Pledged Stock and Excluded Stock; provided, however, that if any stock certificates are delivered to the Agent, for the ratable benefit of the Banks, that represent any Excluded Stock, neither the Agent nor any Bank shall have any interest in such Excluded Stock and the Agent shall hold such Excluded Stock for the benefit of the Borrower; provided further, however, that if any stock certificate representing Pledged Stock and Excluded Stock is delivered to the Agent, for the ratable benefit of the Banks, the Borrower shall promptly take such actions as are necessary to subdivide each such stock certificate in such manner that the only stock certificates in the possession of the Agent represent Pledged Stock and, in any event, the Borrower shall deliver all such divided stock certificates to the Agent, for the ratable benefit of the Banks, within thirty days of the Closing Date.

        4. Representations and Warranties. The Borrower represents and warrants that on the Closing Date and on each Borrowing Date:

                (a) The shares of Pledged Stock listed in Schedule 1 to this
                                                          ----------
Agreement, as amended pursuant to Section 5(d) of this Agreement, constitute all the issued and outstanding shares of all classes of Capital Stock issued by Domestic Issuers owned, held or possessed by the Borrower.

                (b) The shares of Pledged Stock listed in Schedule 2 to this
                                                          ----------
Agreement, as amended pursuant to Section 5(d) of this Agreement, constitute all the issued and outstanding shares of all classes of Capital Stock issued by Foreign Issuers owned, held or possessed by the Borrower other than the Excluded Stock. All of the shares of Excluded Stock owned, held or possessed by the Borrower are listed on Schedule 3 to this Agreement, as amended.
                       ----------

                (c) The Notes listed on Schedule 4 to this Agreement, as
                                        ----------
amended pursuant to Section 5(e) of this Agreement, constitute all the Notes owned, held or possessed by the Borrower.

                (d) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                (e) The Borrower is the record and beneficial owner of the Pledged Collateral, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

                (f) Upon delivery to the Agent of the stock certificates and Notes evidencing the Pledged Collateral (other than the Capital Stock of Foreign Subsidiaries for which the Agent, for the ratable benefit of the Banks, cannot obtain a valid first priority security interest in such Capital Stock under applicable foreign law by taking possession of such Capital Stock), the security interest in such Pledged Collateral created by this Agreement will constitute a valid and duly perfected first priority security interest in such Pledged Collateral, enforceable in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase any such Pledged Collateral from the Borrower.

                (g) The Borrower has taken all actions necessary to grant the Agent, for the ratable benefit of the Banks, a valid first priority security interest in all of the Capital Stock of Foreign Subsidiaries owned by the Borrower and the security interest created by this Agreement in such Pledged Collateral will constitute a valid and duly perfected first priority security interest in such Pledged Collateral, enforceable in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase any such Pledged Collateral from the Borrower.

     5. Covenants. Subject to the right of the Borrower under subsection 9.6 of the Credit Agreement with respect to Permitted Sales, the Borrower covenants and agrees with the Agent and the Banks that, from and after the Closing Date until this Agreement is terminated and the security interest created by this Agreement is released:

                (a) If at any time after the Closing Date the Borrower shall, as a result of its ownership of any Pledged Collateral, become entitled to receive or shall receive any shares of Capital Stock (other than Excluded Stock), Note or other security (including, without limitation, any certificate representing a stock dividend, debt security or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or Note issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any Pledged Collateral, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Agent and the Banks, hold the same in trust for the Agent and the Banks and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Borrower to the Agent, if required, together with an undated stock power or bond power covering such stock certificate, Note or other security duly executed in blank by the Borrower and with signature guaranteed, if applicable, to be held by the Agent, subject to the terms of this Agreement, as additional collateral security for the Obligations; provided, however, if the Borrower becomes entitled to receive or shall receive any shares of Capital Stock of a Foreign Subsidiary (other than Excluded Stock) and the Agent, for the ratable benefit of the Banks, cannot obtain a valid first priority security interest in such Capital Stock under applicable foreign law by taking physical delivery of such Capital Stock, the Borrower shall not be required to deliver such Capital Stock to the Agent but shall promptly take all actions that are necessary or desirable under applicable law to grant the Agent, for the ratable benefit of the Banks, a valid first priority security interest in such Capital Stock.

                (b) Without the prior written consent of the Agent, unless otherwise permitted by the Credit Agreement, the Borrower will not (i) vote to enable, or take any other action to permit, any Issuer that is a Subsidiary or other Affiliate of the Borrower to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any part of the Collateral or any interest therein, or
(iv) enter into any agreement or undertaking restricting the right or ability of the Borrower or the Agent to sell, assign or transfer any of the Collateral.

                (c) The Borrower shall maintain the security interests created in favor of the Agent, for the ratable benefit of the Banks, in the Collateral pursuant to this Agreement as valid and duly perfected first priority security interests and shall defend such security interests against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may request for the purposes of obtaining or preserving all of the benefits, rights and powers granted to the Agent and the Banks pursuant to this Agreement. In addition, the Borrower shall, and shall cause all of its Foreign Subsidiaries to, execute and deliver such further documents and instruments and take such further actions as are necessary or desirable, or that are requested by the Agent, to create and maintain in favor of the Agent, for the ratable benefit of the Banks, valid and duly perfected first priority security interests in all of the Collateral under all applicable foreign laws and shall defend such security interests against claims and demands of all Persons whomsoever.

                (d) If the Borrower shall at any time after the Closing Date own or acquire any shares of Capital Stock (other than Excluded Stock) of any Person that has not been delivered to the Agent, whether in connection with an acquisition or otherwise, the Borrower shall (i) immediately deliver such shares of Capital Stock, and all stock certificates evidencing the same, to the Agent to be held as collateral security for the Obligations under this Agreement, (ii) promptly deliver a supplement to this Agreement, substantially in the form of Exhibit A to this Agreement (each, a "Stock Pledge Supplement") adding such shares of Capital Stock to Schedule 1 or Schedule 2, as applicable, to this
                           ----------    ----------
Agreement, and (iii) if such Capital Stock was issued by a Subsidiary of the Borrower, promptly cause such Subsidiary to execute and deliver an Acknowledgement and Consent substantially in the form of Exhibit B to this Agreement; provided, however, if the Borrower becomes entitled to receive or shall receive any shares of Capital Stock of a Foreign Subsidiary (other than Excluded Stock) at any time after the Closing Date and the Agent, for the ratable benefit of the Banks, cannot obtain a valid first priority security interest in such Capital Stock under applicable foreign law by taking physical delivery of such Capital Stock, the Borrower shall promptly take all actions that are necessary or desirable under applicable law to grant the Agent, for the ratable benefit of the Banks, a valid first priority security interest in such Capital Stock. If the Borrower shall at any time after the Closing Date acquire or own any shares of Excluded Stock not listed on Schedule 3 to this Agreement, the Borrower shall promptly amend Schedule 3 to include such shares of Excluded Stock.

                (e) If the Borrower shall at any time after the Closing Date own or acquire any Notes that have not been delivered and pledged to the Agent, the Borrower shall (i) immediately deliver such Notes to the Agent to be held as collateral security for the Obligations under this Agreement, (ii) promptly deliver a supplement to this Agreement, substantially in the form of Exhibit C to this Agreement (each, a "Note Pledge Agreement Supplement") adding such Notes to Schedule 4 to this Agreement, and (iii) if the issuer of such Notes is a
   ----------
Subsidiary of the Borrower, promptly cause such issuer to execute and deliver an Acknowledgement and Consent substantially in the form of Exhibit D to this Agreement.

                (f) Except to the extent permitted by Sections 9.2 and 9.6 of the Credit Agreement, the Borrower shall not, and shall not allow any of its Subsidiaries to, issue any Capital Stock or Notes; provided, however, that the Borrower shall not, and shall not allow any of its Subsidiaries to, issue any Capital Stock or Notes to the Borrower or any Subsidiary of the Borrower pursuant to the Credit Agreement unless such Capital Stock (other than Excluded Stock) or Notes have been pledged to the Agent, for the ratable benefit of the Banks, in accordance with the provisions of this Agreement.

                (g) Except to the extent permitted by the Credit Agreement, the Borrower shall not sell, assign, transfer, pledge or otherwise convey or grant any interest in any shares of Excluded Stock that are owned, held or possessed by the Borrower.

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                (h) If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Agent and the Required Lenders does not within 30 days after a request from the Agent and the Required Lenders deliver evidence, in form an substance reasonably satisfactory to the Agent and the Required Lenders, with respect to any Foreign Issuer which has not already had all of its stock pledged pursuant to this Agreement, that a pledge of 66-2/3% or more of the total combined voting power of all classes of Capital Stock of such Foreign Issuer entitled to vote, would cause the undistributed earnings of such Foreign Issuer as determined for federal income tax purposes to be treated as a deemed dividend to any direct or indirect United States parent of such Foreign Issuer for federal income tax purposes, then that portion of such Foreign Issuer's outstanding Capital Stock not theretofore pledged pursuant to this Agreement shall promptly be pledged to the Agent, for the ratable benefit of the Banks, pursuant to this Agreement and the Borrower shall deliver such related documents as required pursuant to subsection 5(d) of this Agreement (including, without limitation, the stock certificates or other instruments evidencing such Capital Stock, a Stock Pledge Agreement Supplement and an Acknowledgement and Consent in the form of Exhibit B if the Foreign Issuer is a Subsidiary of the Borrower) to the Agent.

     6. Cash Dividends; Voting Rights; Proceeds. (a) Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Borrower of the Agent's intent to exercise its corresponding rights pursuant to Section 7 of this Agreement, the Borrower shall be permitted to receive, retain and use all cash dividends and interest paid from time to time in respect of the Pledged Collateral in accordance with the terms and conditions of the Credit Agreement and to exercise all voting and corporate rights with respect to the Pledged Collateral; provided, however, that under no circumstances shall any vote be cast or corporate right exercised or other action taken that would adversely affect the rights of the Agent or any of the Banks under the Credit Agreement, this Agreement or any other Loan Document.

                (b) Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Borrower of the Agent's intent to exercise its corresponding rights pursuant to Section 7 of this Agreement, the Borrower shall be permitted to receive, retain and use all other Proceeds (in addition to cash dividends and interest paid on the Pledged Collateral) from the Collateral in accordance with the terms and conditions of the Credit Agreement.

     7. Rights of the Banks and the Agent. If an Event of Default shall have occurred and be continuing and the Agent shall give notice of its intent to exercise such rights to the Borrower, (i) the Agent shall have the right to receive any and all Proceeds paid in respect of the Collateral and all Proceeds of Proceeds and make application thereof to the Obligations in the manner provided in subsection 8(a) and Section 15 of this Agreement, and (ii) all Pledged Collateral shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (1) all voting, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders or creditors of any issuer or otherwise, and (2) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer, or upon the exercise by the Borrower or the Agent of any right, privilege or option pertaining to such Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may reasonably determine), all without liability except to account for property actually received by the Agent, provided, however, that the Agent shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     8. Remedies. (a) If an Event of Default shall have occurred and be continuing, all Proceeds received by the Borrower consisting of cash, check or cash equivalents shall upon the Agent's request be held by the Borrower in trust for the Agent and the Banks, segregated from other funds of the Borrower, and shall, upon the Agent's request (it being understood that the exercise of remedies by the Agent or the Banks in connection with an Event of Default under subsection 10(f) of the Credit Agreement shall be deemed to constitute a request by the Agent for the purposes of this sentence), forthwith upon receipt by the Borrower, be turned over to the Agent in the exact form received by the Borrower (duly indorsed by the Borrower to the Agent, if required) and held by the Agent in a Collateral Account maintained under the sole dominion and control of the Agent and on terms and conditions satisfactory to the Agent. All Proceeds held by the Agent in a Collateral Account (or by the Borrower in trust for the Agent and the Banks) shall, subject to Section 15 of this Agreement, continue to be collateral security for all the Obligations and such Proceeds shall not constitute payment of the Obligations until applied as provided in Section 15 of this Agreement.

                (b) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code (whether or not the Code applies to any part of the Collateral) and any other applicable laws. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or may forthwith sell, assign, give options or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in the Borrower, which right or equity is, to the extent permitted by law, hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in
Section 15 of this Agreement, after deducting all costs and expenses incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or reasonably relating to the Collateral or the rights of the Agent and the Banks under this Agreement (including, without limitation, attorneys' fees and disbursements of counsel to the Agent). If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

     9. Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Collateral pursuant to
Section 8 of this Agreement, and if the Agent determines that it is necessary or desirable to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will cause any issuer that is an Affiliate of the Borrower, and the Borrower will use its best efforts to cause any other issuer, to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period expiring on the earlier of (A) one year from the date of the first public offering of the Pledged Collateral and (B) such time that all of the Pledged Collateral is sold, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the judgment of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to cause any issuer that is an Affiliate of the Borrower, and the Borrower will use its best efforts to cause any other issuer, to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of subsection 11(a) of the Securities Act.

                (b) The Borrower recognizes that the Agent may be unable to effect a public sale of any or all of the Pledged Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

                (c) The Borrower further agrees to use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Pledged Collateral pursuant to this
Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Borrower further agrees that (i) a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Agent and the Banks, and (ii) the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, each and every covenant contained in this Section 9 shall be specifically enforceable against the Borrower.

     10. Irrevocable Authorization and Instruction to Issuer. The Borrower hereby authorizes and instructs each issuer of Pledged Collateral to comply with any instruction received by it from the Agent in writing that states that an Event of Default has occurred, without any other or further instructions from the Borrower, and the Borrower agrees that each issuer shall be fully protected in complying with any such instructions.

     11. Agent's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact (each, an "Attorney") with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Agent's own name, from time to time in the Agent's discretion upon and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                (b) The Borrower hereby ratifies all actions taken by each Attorney pursuant to the power of attorney granted in Section 11(a) of this Agreement. All powers, authorizations and agencies contained in this Agreement

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

are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                (c) The expenses of any Attorney incurred in connection with any action taken pursuant to this Section 11, together with interest thereon at a rate per annum equal to 3 1/2% above the Base Rate then in effect, from the date payment is demanded by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower to the Agent on demand.

     12. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. None of the Agent, any Bank or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Banks under this Agreement are solely to protect the their interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Banks shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act under or with respect to this Agreement, except for their own gross negligence or willful misconduct (as determined in a final non-appealable judgment by a court of competent jurisdiction).

     13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests granted to the Agent, for the ratable benefit of the Banks, pursuant to this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14. Authority of Agent. The Borrower acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for in this Agreement or resulting or arising out of this Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting.

     15. Application of Proceeds. Unless otherwise instructed by the Required Lenders and the Issuing Bank, the Proceeds from any sale of Collateral pursuant to subsection 8(b) of this Agreement, as well as any Collateral consisting of cash, whether held in a Collateral Account or held in trust by the Borrower for the Agent pursuant to subsection 8(a) of this Agreement, shall be applied by the Agent to pay the Obligations that are then due and payable (whether at the stated maturity, by acceleration or otherwise).

     16. Termination and Release. (a) This Agreement and the security interests created under this Agreement shall terminate when all of the Obligations have been fully and indefeasibly paid and when the Banks have no further Commitments under the Credit Agreement and no Letters of Credit are outstanding or unreimbursed, at which time the Agent shall reassign and deliver to the Borrower, or to such person or persons as the Borrower shall reasonably designate, against receipt, all Collateral that has not been sold or otherwise applied by the Agent pursuant to this Agreement and that is still being held by the Agent under this Agreement, together with appropriate instructions of reassignment and release. Any such reassignment, shall be without recourse to or any warranty by the Agent and at the expense of the Borrower.

                (b) All Collateral sold, transferred or otherwise disposed of by the Borrower in accordance with the terms of the Credit Agreement (including, without limitation, pursuant to a waiver or amendment of the terms of the Credit Agreement), shall be sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created under this Agreement. In connection with any such sale, transfer or disposition of Collateral, (i) the Agent shall deliver to the Borrower, or such person or persons as the Borrower shall reasonably designate, against receipt, such Collateral together with appropriate instructions of reassignment and release, (ii) any representation, warranty or covenant contained in this Agreement relating to the Collateral shall no longer be deemed to be made with respect to such sold, transferred or otherwise disposed Collateral, and (iii) all schedules to this Agreement shall be amended to the extent necessary to reflect any such sale, transfer of disposition. Any such reassignment, shall be without recourse to, or any warranty by, the Agent and at the expense of the Borrower.

     17. Notices. All notices, requests and demands to or upon the Agent or the Borrower under this Agreement shall be given or made in accordance with subsection 12.2 of the Credit Agreement.

     18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     19. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the provisions of Section 12.1 of the Credit Agreement and pursuant to a written instrument executed by the Borrower and the Agent; provided, however, that this Agreement shall be supplemented by each Stock Pledge Agreement Supplement and Note Pledge Agreement Supplement delivered pursuant to this Agreement and the schedules to this Agreement shall be amended and updated by the Borrower as and to the extent required by this Agreement.

                (b) Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 19(a) of this Agreement) or delay be deemed to have waived any right or remedy under this Agreement or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions of this Agreement, the Credit Agreement or any other Loan Document. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege under this Agreement shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy that the Agent or such Bank would otherwise have on any future occasion.

                (c) The rights and remedies provided to the Agent and the Banks in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     20. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction of this Agreement or be taken into consideration in the interpretation of this Agreement.

     21. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Borrower, the Agent and the Banks and their successors and assigns; provided, however, that the Borrower may not assign any of its rights, or delegate any of its duties or obligations, under this Agreement without the prior written consent of the Agent.

     22. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                   GENCOR INDUSTRIES, INC.



                                   By:  /s/ John Elliott
                                        -----------------------------------
                                        Name:  John Elliott
                                        Title:  Executive Vice President



Schedules:
---------

Schedule 1    Description of Pledged Stock of Domestic Issuers
Schedule 2    Description of Pledged Stock of Foreign Issuers
Schedule 3    List of Excluded Stock
Schedule 4    Description of Pledged Notes

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